SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2016

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 California Avenue, Irvine, CA 92617

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 926-5000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 1, 2016, pursuant to the Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among Avago Technologies Limited, a limited company organized under the laws of the Republic of Singapore (“Avago”), Broadcom Corporation, a California corporation (“Broadcom”), Broadcom Limited, a limited company organized under the laws of the Republic of Singapore (f/k/a Pavonia Limited) (“Holdco”), Broadcom Cayman L.P., an exempted limited partnership organized under the laws of the Cayman Islands and a subsidiary of Holdco (f/k/a Safari Cayman L.P.) (“Partnership”), Avago Technologies Cayman Holdings Ltd., a company organized under the laws of the Cayman Islands and a direct wholly-owned subsidiary of Partnership (“Intermediate Holdco”), Avago Technologies Cayman Finance Limited, a company organized under the laws of the Cayman Islands and a direct wholly-owned subsidiary of Intermediate Holdco (“Finance Holdco”), Buffalo CS Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Finance Holdco (“Cash/Stock Merger Sub”), and Buffalo UT Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Finance Holdco (“Unit Merger Sub”), (i) Holdco acquired Avago pursuant to a Scheme of Arrangement (the “Avago Scheme”) under Singapore law in accordance with Section 210 of the Companies Act (Chapter 50) of Singapore, (ii) thereafter, Cash/Stock Merger Sub merged with and into Broadcom, with Broadcom as the surviving corporation (the “Cash/Stock Merger”) and (iii) following the consummation of the Cash/Stock Merger, Unit Merger Sub merged with and into Broadcom, with Broadcom as the surviving corporation (the “Unit Merger” and together with the Cash/Stock Merger, the “Broadcom Merger” and together with the Avago Scheme, the “Transactions”). Following the consummation of the Transactions, each of Avago and Broadcom became subsidiaries of Holdco.

The description of the Merger Agreement and the Transaction in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to Broadcom’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2015 and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

On February 2, 2016, Broadcom completed a tender offer to purchase for cash any and all of its outstanding (a) $500,000,000 2.700% Senior Notes due 2018 (the “2018 Notes”), (b) $500,000,000 2.500% Senior Notes due 2022 (the “2022 Notes”), (c) $350,000,000 3.500% Senior Notes due 2024 (the “2024 Notes”) and (d) $250,000,000 4.500% Senior Notes due 2034 (the “2034 Notes” and, together with each of the 2018 Notes, the 2022 Notes and the 2024 Notes, the “Notes” and each, a “Series of Notes”).

In conjunction with the tender offers, Broadcom solicited from the holders of each Series of Notes consents and waivers (collectively, the “Consents”) with respect to the rights of holders to require Broadcom to make a “Change of Control Offer” as a result of the Transactions and with respect to any defaults that might result from the consummation of the Transactions and to certain additional proposed amendments to the base indenture dated as of November 1, 2010, as amended by the supplemental indenture thereto with respect to each Series of Notes (each such supplemental indenture with respect to a Series of Notes, together with such base indenture, is collectively referred to herein as an “Indenture”).

In connection with the receipt of the requisite Consents in respect of each Indenture, Broadcom and Wilmington Trust, National Association, as trustee (the “Trustee”) entered into further supplemental indentures with respect to each Indenture (the “Further Supplemental Indentures”) on January 12, 2016. The waivers became operative immediately prior to the consummation of the Transactions. The amendments became operative as of February 2, 2016, the acceptance date of the tender offers.

The above description is qualified in its entirety by reference to the terms of the Base Indenture, filed as Exhibit 4.1 to Broadcom’s Current Report on Form 8-K, filed with the SEC on November 1, 2010, the Second Supplemental Indenture, filed as Exhibit 4.1 to Broadcom’s Current Report on Form 8-K, filed November 9, 2011, the Third Supplemental Indenture, filed as Exhibit 4.1 to Broadcom’s Current Report on Form 8-K, filed August 16, 2012, the Fourth Supplemental Indenture, filed as Exhibit 4.1 to Broadcom’s Current Report on Form 8-K, filed July 29, 2014, and the Further Supplemental Indentures, which are attached as Exhibits 4.5, 4.6, 4.7 and 4.8 hereto, and in each case incorporated herein by reference.

Item 8.01	Other Events.

On February 2, 2016, Broadcom issued a press release announcing the results of the tender offers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated November 1, 2010, between the registrant and Wilmington Trust FSB (incorporated by reference to Exhibit 4.1 of Broadcom’s Current Report on Form 8-K filed with the SEC on November 1, 2010)

4.2	Second Supplemental Indenture, dated November 9, 2011, between the registrant and Wilmington Trust, National Association, including the form of Broadcom’s 2.700% Senior Notes due 2018 (incorporated by reference to Exhibit 4.1 of Broadcom’s Current Report on Form 8-K filed with the SEC on November 9, 2011)

4.3	Third Supplemental Indenture, dated August 16, 2012, between Broadcom and Wilmington Trust, National Association, including the forms of Broadcom’s 2.500% Senior Notes due 2022 (incorporated by reference to Exhibit 4.1 of Broadcom’s Current Report on Form 8-K filed with the SEC on August 16, 2012)

4.4	Fourth Supplemental Indenture, dated July 29, 2014, between Broadcom and Wilmington Trust, National Association, including the forms of Broadcom’s 3.500% Senior Notes due 2024 and 4.500% Senior Notes due 2034 (incorporated by reference to Exhibit 4.1 of Broadcom’s Current Report on Form 8-K filed with the SEC on July 29, 2014)

4.5	Fifth Supplemental Indenture, dated January 12, 2016, between Broadcom and Wilmington Trust, National Association

4.6	Sixth Supplemental Indenture, dated January 12, 2016, between Broadcom and Wilmington Trust, National Association

4.7	Seventh Supplemental Indenture, dated January 12, 2016, between Broadcom and Wilmington Trust, National Association

4.8	Eight Supplemental Indenture, dated January 12, 2016, between Broadcom and Wilmington Trust, National Association

99.1	Press Release, dated February 2, 2016, entitled “Broadcom Corporation Announces Results of Notes Tender Offers and Consent Solicitation”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation

By:	/s/ Anthony E. Maslowski
Name:	Anthony E. Maslowski
Title:	President, Chief Financial Officer and Secretary

Date: February 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated November 1, 2010, between the registrant and Wilmington Trust FSB (incorporated by reference to Exhibit 4.1 of Broadcom’s Current Report on Form 8-K filed with the SEC on November 1, 2010)

4.2	Second Supplemental Indenture, dated November 9, 2011, between the registrant and Wilmington Trust, National Association, including the form of Broadcom’s 2.700% Senior Notes due 2018 (incorporated by reference to Exhibit 4.1 of Broadcom’s Current Report on Form 8-K filed with the SEC on November 9, 2011)

4.3	Third Supplemental Indenture, dated August 16, 2012, between Broadcom and Wilmington Trust, National Association, including the forms of Broadcom’s 2.500% Senior Notes due 2022 (incorporated by reference to Exhibit 4.1 of Broadcom’s Current Report on Form 8-K filed with the SEC on August 16, 2012)

4.4	Fourth Supplemental Indenture, dated July 29, 2014, between Broadcom and Wilmington Trust, National Association, including the forms of Broadcom’s 3.500% Senior Notes due 2024 and 4.500% Senior Notes due 2034 (incorporated by reference to Exhibit 4.1 of Broadcom’s Current Report on Form 8-K filed with the SEC on July 29, 2014)

4.5	Fifth Supplemental Indenture, dated January 12, 2016, between Broadcom and Wilmington Trust, National Association

4.6	Sixth Supplemental Indenture, dated January 12, 2016, between Broadcom and Wilmington Trust, National Association

4.7	Seventh Supplemental Indenture, dated January 12, 2016, between Broadcom and Wilmington Trust, National Association

4.8	Eight Supplemental Indenture, dated January 12, 2016, between Broadcom and Wilmington Trust, National Association

99.1	Press Release, dated February 2, 2016, entitled “Broadcom Corporation Announces Results of Notes Tender Offers and Consent Solicitation”